Exhibit 99.1
Conor Murphy Vice President Investor Relations September 10, 2008 TOKYO INVESTOR CONFERENCE 2 0 0 8

Safe Harbor Statement These materials contain statements which constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to trends in the operations and financial results and the business and the products of MetLife, Inc. and its subsidiaries (collectively, the "Company"), as well as other statements including words such as "anticipate," "believe," "plan," "estimate," "expect," "intend" and other similar expressions. Forward-looking statements are made based upon management's current expectations and beliefs concerning future developments and their potential effects on the Company. Such forward-looking statements are not guarantees of future performance. Actual results may differ materially from those included in the forward-looking statements as a result of risks and uncertainties including, but not limited to, the following: (i) changes in general economic conditions, including the performance of financial markets and interest rates, which may affect the Company's ability to raise capital; (ii) heightened competition, including with respect to pricing, entry of new competitors, the development of new products by new and existing competitors and for personnel; (iii) investment losses and defaults, and changes to investment valuations; (iv) unanticipated changes in industry trends; (v) catastrophe losses; (vi) ineffectiveness of risk management policies and procedures; (vii) changes in accounting standards, practices and/or policies; (viii) changes in assumptions related to deferred policy acquisition costs, value of business acquired or goodwill; (ix) discrepancies between actual claims experience and assumptions used in setting prices for the Company's products and establishing the liabilities for the Company's obligations for future policy benefits and claims; (x) discrepancies between actual experience and assumptions used in establishing liabilities related to other contingencies or obligations; (xi) adverse results or other consequences from litigation, arbitration or regulatory investigations; (xii) downgrades in the Company's and its affiliates' claims paying ability, financial strength or credit ratings; (xiii) regulatory, legislative or tax changes that may affect the cost of, or demand for, the Company's products or services; (xiv) MetLife, Inc.'s primary reliance, as a holding company, on dividends from its subsidiaries to meet debt payment obligations and the applicable regulatory restrictions on the ability of the subsidiaries to pay such dividends; (xv) deterioration in the experience of the "closed block" established in connection with the reorganization of Metropolitan Life Insurance Company; (xvi) economic, political, currency and other risks relating to the Company's international operations; (xvii) the effects of business disruption or economic contraction due to terrorism or other hostilities; (xviii) the Company's ability to identify and consummate on successful terms any future acquisitions, and to successfully integrate acquired businesses with minimal disruption; and (xix) other risks and uncertainties described from time to time in MetLife, Inc.'s filings with the U.S. Securities and Exchange Commission. The Company specifically disclaims any obligation to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. This material has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security, product, service or investment. The opinions expressed in this material do not constitute investment advice and independent advice should be sought where appropriate. All information and opinions expressed herein are current as of publication and are subject to change without notice.

Explanatory Note on Non-GAAP Financial Information The historical and forward-looking financial information presented at this conference and contained in these presentations include performance measures which are based on methodologies other than Generally Accepted Accounting Principles ("GAAP"). MetLife analyzes its performance using so-called non-GAAP measures, including operating earnings, operating earnings available to common shareholders, operating earnings available to common shareholders per diluted common share and operating return on common equity. MetLife believes these measures enhance the understanding and comparability of its performance by excluding net investment gains and losses, net of income tax, and adjustments related to net investment gains and losses, net of income tax, both of which can fluctuate significantly from period to period, the impact of the cumulative effect of a change in accounting, net of income tax, and discontinued operations other than discontinued real estate, net of income tax, thereby highlighting the results from operations and the underlying profitability drivers of the business. Operating earnings is defined as GAAP net income, excluding net investment gains and losses, net of income tax, adjustments related to net investment gains and losses, net of income tax, the impact of the cumulative effect of a change in accounting, net of income tax, and discontinued operations other than discontinued real estate, net of income tax. Scheduled settlement payments on derivative instruments not qualifying for hedge accounting treatment are included in operating earnings. Operating earnings available to common shareholders is defined as operating earnings less preferred stock dividends, which are recorded in Corporate & Other. All references in these slides and in the presentations made at this conference to "operating earnings" for the years indicated in these slides and future years should be read as references to "operating earnings available to common shareholders." Operating earnings available to common shareholders per diluted common share is calculated by dividing operating earnings available to common shareholders (as defined above) by the number of weighted average diluted common shares outstanding for the period indicated. All references in these slides and in the presentations made at this conference to "operating earnings per share" for the years indicated in these slides and future years should be read as references to "operating earnings available to common shareholders per diluted common share."

Explanatory Note on Non-GAAP Financial Information (Continued) Operating return on common equity is calculated by dividing operating earnings available to common shareholders (as defined above) by average common equity for the period indicated, excluding accumulated other comprehensive income. For the historical periods presented, reconciliations of non-GAAP measures used in the presentations made at this conference to the most directly comparable GAAP measures are included in the Appendix to the presentation materials and are available on the Investor Relations portion of the Company's website (www.metlife.com). Additional information about MetLife's historical financial results is available in the Company's Quarterly Financial Supplements which may be accessed through the Investor Relations portion of the Company's website. The non-GAAP measures used in the presentations made at this conference should not be viewed as substitutes for the most directly comparable GAAP measures. In the presentations made at this conference, MetLife provides guidance on its future earnings, earnings per share and return on common equity on an operating, non-GAAP basis. A reconciliation of these measures to the most directly comparable GAAP measures is not accessible on a forward-looking basis because MetLife believes it is not possible to provide a reliable forecast of net investment gains and losses, which can fluctuate significantly from period to period and may have a significant impact on GAAP net income.

MetLife®

Agenda

- **Overview of MetLife International & MetLife Asia Pacific**

  Eugene Marks — *Executive Vice President & Head of Regional Operations*

- **MetLife Korea**

  Stuart Solomon — *Chief Executive Officer, MetLife Korea*

  Jong Kim — *Chief Operating Officer, MetLife Korea*

- **Break**

- **MSI-MetLife**

  Toshihiro Hirose — *Chief Operating Officer, MSI-MetLife*

- **Wrap Up**

  Eugene Marks

- **Q & A**

5

Overview of MetLife International & MetLife Asia Eugene Marks Executive Vice President International TOKYO INVESTOR CONFERENCE 2 0 0 8

MetLife International - Increasingly Global Operations in 16 countries Mix of established companies, growing businesses and start-ups Transferable expertise in retirement and savings products Multi-channel distribution capabilities Sales, revenues and earnings growth engine

EIMEA Region1: - Belgium - India - Ireland - Poland - UK LatAm Region: - Argentina - Brazil - Chile - Mexico - Uruguay Asia Pac Region: - Australia - China - Hong Kong - Japan - South Korea - Taiwan 1 Europe, India, Middle East and Africa Source: Swiss Re: World Insurance Report 2007 MetLife International - Access to 90%+ of the World's Market

1 Hoken Mainichi, June 6, 2008 edition 2 Korea Life Insurance Association 3 Estadistics AMIS 4 Chile: Superintendencia de Valores y Seguros (SVS), June 2008 5 Brazil: Brazilian Pension Association as of 1Q08 MetLife International - A Local Market Leader Japan 2nd in Variable Annuity Assets1 Korea 1st in New Sales Growth from (FY06 - FY07)2 Mexico 1st Group and Individual Life Insurer in 20073 Chile 1st in Life & Annuity Market4 Brazil 2nd in Institutional Pension Business5

1 Premiums, Fees & Other Revenues Source: MetLife International Controller MetLife International - Generating Top-line Growth... 2004 2005 2006 2007 2008 1H Revenue 2.06 2.8 3.6 4.1 2.4 CAGR 26% MetLife International - Revenue1 ($ Billions)

Source: MetLife International Controller See Appendix for non-GAAP financial information definitions and/or reconciliations. ....While Growing Earnings Faster than Revenue 2004 2005 2006 2007 2008 1H Normalized Earnings 139 216 288 417 270 CAGR 44% MetLife International - Normalized Earnings ($ Millions)

Operating Earnings1 Full Year of 2004 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Operating Earnings1 First Half of 2008 MetLife International 14% MetLife International 6% ....and Increasing our Contribution to the Growing Enterprise 1Operating earnings available to common shareholders 1st Qtr 2nd Qtr East 86 14 1st Qtr East 94 6

MetLife Asia Pacific - A Closer Look 5 profitable operations, plus 2 start-ups Expanding bank distribution and growing agent sales force Product innovator in Retirement & Savings products Korea and Japan largest earnings contributors

1Premiums, Fees & Other Revenues Asia Pacific: Australia, China, Hong Kong, Japan, South Korea and Taiwan Source: Company data Growth Engine - Generating Top-line Growth... 2004 2005 2006 2007 2008 1H Revenue 0.75 1.08 1.3 1.6 0.9 CAGR 29% MetLife International's Asia Pacific Region - Revenue1 ($ Billions)

....While Growing Earnings Faster than Revenue Source: MetLife International Controller 2004 2005 2006 2007 2008 1H Normalized Earnings 42 110 181 233 135 CAGR 77% MetLife International's Asia Pacific Region - Normalized Earnings ($ Millions)

MetLife Korea Stuart Solomon Chief Executive Officer MetLife Korea Jong Kim Chief Operating Officer MetLife Korea TOKYO INVESTOR CONFERENCE 2 0 0 8

Agenda MetLife Korea - Performance & Opportunity Where We Stand in the Market South Korea - Very Attractive Market - Growing Retirement Space - Untapped Retirement Asset Pool Approach to the Retirement Market Operating Revenues and Earnings Leading Innovator in Korea Expanding Agency while Maintaining Quality Expanding Bank Distribution Growth Plan

MetLife Korea - Performance and Opportunity Growth through innovation MetLife Korea sales1 growth - 47% CAGR since 2002 Market sales1 growth2 - 11% CAGR since 2002 Strong professional agency Focused on variable products A growth engine - then, now and in the future Expanding in the retirement market Professional agency Bancassurance 1 Sales include annualized full year premiums and fees from risk and protection products such as life insurance, AD&D, etc. New sales include all deposits paid into new and existing contracts from retirement & savings products such as annuities. 2 Korea Statutory basis Source: Korea Life Insurance Association

Very efficient 3rd in ROA (FY07) Very profitable 3rd in net income growth (FY03 - FY06) Growing fast 2nd in premium income growth (FY03 - FY07) 1st in new sales growth (FY06 - FY07)2 Still room to grow 9th in premium income (FY07), 3% Market Share Variable focused Product Mix - Variable 86%, Whole Life 11% Agency focused Distribution Mix - Agency 88%, Bank 11% We are an innovator in the market 1Korea Statutory basis 2KLIA started to produce new sales data in 2006 Source: Korea Life Insurance Association Among 22 life insurers, we stand1: MetLife Korea - Where We Stand in the Market

Market Changes Potential Impact April 2007 Life insurers allowed to be listed on the Korean Stock Exchange Greater transparency, enhanced focus on profitability April 2009 Existing European-style solvency margin system replaced by a Risk Based Capital (RBC) system Competitors may seek external capital sources Potential industry consolidation Competitors may need a more conservative asset portfolio that may make them less competitive South Korea - Still an Attractive Market

1960 1970 1980 1990 2000 2005 2010 2020 2030 2050 0-14 0.423 0.425 0.34 0.256 0.211 0.191 0.163 0.126 0.112 0.09 15-64 0.548 0.544 0.622 0.693 0.717 0.718 0.728 0.717 0.647 0.537 65+ 0.029 0.031 0.038 0.051 0.072 0.091 0.109 0.157 0.241 0.373 ($ Billions) Profit/Loss Demographics - Growing Older National Pension Services - Funding Gap Source: Korea National Statistical Office Source: Korea National Statistical Office South Korea - A Growing Retirement Market Aging Population - highest % of population over age 65 in 30 years National Pension Services - projected deficit in 30 years (% of population by age group)

Source: Korea National Statistical Office Source: Ministry of Strategy and Finance Financial Assets Composition2 Individual Assets1 South Korea - Untapped Retirement Asset Pool Over 85% of individuals' assets are in real estate or bank deposits Bank Bank Trust Investment Trust Insurance Retail Finance Other 1as of year end 2006 2as of year end 2005

Attract potential assets with market leading retirement products that exhibit principal guarantee benefits and greater expected return rates than from real estate / bank investments over long- run A leading provider of variable products Continue to innovate Agency: Positioned as highest quality retirement planning specialists Bancassurance: Focused distribution of variable products through banks Emerging opportunity to be provider of corporate pension products Known as one of best variable product providers Positioned as 'the' professional retirement planning company1 MetLife Korea - Our Approach to the Retirement Market Product Brand Channel 1 CSIS research, sole partner with Seoul National University for retirement training program

MetLife Korea - Strong Growth in Operating Revenues 2003 2004 2005 2006 2007 Revenue 510 625 800 918 1000 CAGR 18% MetLife Korea - Revenue1 ($ Millions) 1Premiums, Fees & Other Revenues US GAAP, US$ converted at FX rate $1 = KRW 1000

US GAAP, US$ converted at FX $1= KRW 1000 MetLife Korea - Expanding Profitability 2003 2004 2005 2006 2007 Normalized Earnings 24 38 71 106 130 CAGR 54% MetLife Korea - Normalized Operating Earnings ($ Millions)

MetLife Korea - A Leading Innovator First company to introduce VUL (Variable Universal Life) Awards from 3 major economic publications in 2004 First company to introduce single payment variable annuity product with withdrawal feature (GMWB) Awards from 2 major economic publications for most innovative product in 2006 First company to introduce single payment variable annuity product with principal reset feature Award from major economic publication in 2007 First company to introduce monthly payment variable annuity product with principal step-up feature Award from major economic publication in 2008

MetLife Korea - An Expanding Agency Force Agency force: Growing fast # of Financial Services Representatives: 50% growth in 18 months

Source: MetLife research Monthly Initial Premium per Agent* MetLife Korea - Maintaining Industry Leading Quality Agency: 2007 Highest % of MDRT qualifiers = 37% (2007 qualifiers) Other foreign insurers between 10~20%, Local firms at about 10% Highest productivity (monthly initial premium) MetLife Company C Company B Company A CY2006 1331 1475 961 953 CY2007 1461 1276 834 1091 Jan.-May 2008 1276 1195 794 995 * US $

SC First Bank Korea Exchange Bank Kookmin Bank Citibank HSBC Bank Shinhan Bank MetLife Korea - Expanding Bank Distribution Network Expanding bank partners by focusing on nation-wide banks Currently partnered with 6 of 9 national banks

Growth Plan Future growth will be driven by opportunities in the retirement market with quality distribution Plan is to be a top 5 sales company in the Korea Life Insurance Market by 2012 Plan for 2007 - 2012: Operating earnings to grow at 14 -18% CAGR from $130 MM to $250 - 300 MM

Break TOKYO INVESTOR CONFERENCE 2 0 0 8

Mitsui Sumitomo-MetLife Toshihiro Hirose Chief Operating Officer MSI-MetLife TOKYO INVESTOR CONFERENCE 2 0 0 8

MSI-MetLife - A Leading Annuity Company Variable annuity AUM, $20 Billion1 Annuity sales2, $4.8 Billion in 2007 Strong bank and broker-dealer relationships 85 distribution partners 1 as of March 31, 2008 2 Annuity sales include all deposits paid into new and existing contracts.

MSI-MetLife - Value Added by Both Partners Mitsui Sumitomo Insurance Strong distribution relationships Broad brand recognition Domestic market knowledge MetLife Experience in the global annuity market Broad & deep product development resources Expertise in wholesaler model Global risk hedging

US$ converted at FX $1 = ¥112.25 AUM represents variable products only. Source: Hoken Mainichi CAGR 20% Japan Variable Annuity AUM ($ Billions) CAGR 23% MSI-MetLife Variable Annuity AUM ($ Billions) MSI-MetLife - Growing Faster than the Market

CAGR 8% MSI-MetLife Annuity Sales1 (Fiscal Year2) ($ Millions) 1 Annuity sales include all deposits paid into new and existing contracts. 2 Fiscal Year April- March. MSI-MetLife - Annuity Sales

MSI-MetLife - Gaining Share in Challenging Year 1 Annuity sales include all deposits paid into new and existing contracts. US$ converted at FX $1 = ¥112.25 Source : Nikkei Veritas July 13, 2008 edition 2007 Annuity Sales1 - Top 10 Companies ($ Billions) $37.1 $31.7

Source : Hoken Mainichi Variable Annuity Market AUM (March 31, 2008) MSI-MetLife - 14% of the Market

MSI-MetLife - A Look Ahead Aging population, with assets in low yielding bank deposits Japan Post Sales training, a core competency

Annuity Market Potential - $15.5 Trillion US $45.3 Japan $15.5 Deposit in Japan Post: 22% of Bank deposit or 12% of all Individual financial assets Bank Deposit Bank Deposit Equities + Bonds Mutual Funds Others Annuities East 22 32 12 2 31 1 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Bank Deposit Equities & Bonds Mutual Funds Others Annuities Bank Deposit Equities + Bonds Mutual Funds Others Annuities East 22 11 44 13 29 3 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Individual Financial Assets1 ($ Trillions) 1 as of September 30, 2008 Source: Bank of Japan Flow of Funds - household financial assets, JP Morgan, March 19, 2008

MSI-MetLife - The Japan Post Opportunity We are one of four selected annuity producers MSI-MetLife Single premium GMWB for Life Annuity payment in "Odd months" Sumitomo Life Single premium GMAB No step up ING Single premium GMAB Step up with 10%20%30% Alico Installment premium GMAB Japan Post Holdings Primary Business: Full service banking, investments, consumer loans Yucho Bank Primary Business: Auto, home, life & health insurance Post Office Company Postal Services Company

234 branches 1,000 salaried sales staff $1.8 trillion in deposits All individual accounts 24,000 branches 60,000 salaried sales staff US$ converted at FX $1 = ¥112.25 Source: Japan Post Web 161 Japan Post Holdings Yucho Bank Post Office Company Number of branches to sell annuities May 2008 ~320 Oct 2008 1,500+* *No. of Branches where investment trusts are sold ~390 Jan 2009 Japan Post - A Growing Sales Organization

Source: Japan Post Web End of June 2008 $ 11,251 million Japan Post Cumulative Investment Trusts Sales ($ Millions) Japan Post - Sales Potential Japan Post sold over $11 Billion of Investment Trusts in 33 months Similar potential for variable annuity products

Most popular product GMWB for Life Well accepted strategy "Sell annuities as annuities" Highly regarded distributor training program MSI-MetLife - Competitive Advantages

Trained nearly 6,000 agents from distributors in FY 2007 (Training center in Kansai Branch) MSI-MetLife - Training as Competitive Advantage Initiatives for FY 2008 Develop improved curriculum Target 10,000 participants Kansai training center Training seminars held 227 Participants 5,911 Distributors groups 53 Japan Post sessions (2008) 320 Japan Post participants 3,000

MSI-MetLife - Important Takeaways VAs in Japan, still an emerging market Expected shift from bank deposits The Japan Post, a significant opportunity Distributor training, a key differentiator

Wrap Up TOKYO INVESTOR CONFERENCE 2 0 0 8

MetLife Asia Pacific: Strategies for Growth Objective: Grow sales & earnings at CAGR of 20 - 25% Import expertise and best practices Focus on products and solutions for our customers' retirement needs Expand bank distribution relationships Grow agent distribution in select markets Expand footprint within existing markets Strategic acquisitions, joint ventures and investments Operational excellence

MetLife

MetLife in China has been a leader in Unit-Linked products to serve the rising middle class

- Expanding bank distribution in wealth concentrated cities and highly populated provinces
- Providing traditional protection products with unique riders for the underinsured population



Sales[1]
($ Millions)
$500
$400
$300
$200
$100
$0
$4
$17
$46
$499
$236
2004
2005
2006
2007
20081H

[1] Sales include annualized full year premiums and fees from risk and protection products such as life insurance, credit insurance, AD&D, etc. New sales include all deposits paid into new and existing contracts from retirement & savings products such as annuities.

Source: MetLife International Controllers Business Metrics Report

52

MetLife®

MetLife India has been consistently ranked as one of Top 5 fastest growing insurance companies

- Innovative retirement & saving products
- Significant growth in agent sales force
- Bank distribution with Axis Bank, JK Bank & others


Sales[1]
($ Millions)
$200
$100
$0
$10
$27
$53
$153
$153
2004
2005
2006
2007
20081H

[1] Sales include annualized full year premiums and fees from risk and protection products such as life insurance, credit insurance, AD&D, etc. New sales include all deposits paid into new and existing contracts from retirement & savings products such as annuities.

Source: MetLife International Controllers Business Metrics Report

53

Questions & Answers TOKYO INVESTOR CONFERENCE 2 0 0 8

Appendix TOKYO INVESTOR CONFERENCE 2 0 0 8

Explanatory Note on Non-GAAP Financial Information The historical and forward-looking financial information presented at this conference and contained in these presentations include performance measures which are based on methodologies other than Generally Accepted Accounting Principles ("GAAP"). MetLife analyzes its performance using so-called non-GAAP measures, including operating earnings, operating earnings available to common shareholders, operating earnings available to common shareholders per diluted common share and operating return on common equity. MetLife believes these measures enhance the understanding and comparability of its performance by excluding net investment gains and losses, net of income tax, and adjustments related to net investment gains and losses, net of income tax, both of which can fluctuate significantly from period to period, the impact of the cumulative effect of a change in accounting, net of income tax, and discontinued operations other than discontinued real estate, net of income tax, thereby highlighting the results from operations and the underlying profitability drivers of the business. Operating earnings is defined as GAAP net income, excluding net investment gains and losses, net of income tax, adjustments related to net investment gains and losses, net of income tax, the impact of the cumulative effect of a change in accounting, net of income tax, and discontinued operations other than discontinued real estate, net of income tax. Scheduled settlement payments on derivative instruments not qualifying for hedge accounting treatment are included in operating earnings. Operating earnings available to common shareholders is defined as operating earnings less preferred stock dividends, which are recorded in Corporate & Other. All references in these slides and in the presentations made at this conference to "operating earnings" for the years indicated in these slides and future years should be read as references to "operating earnings available to common shareholders." Operating earnings available to common shareholders per diluted common share is calculated by dividing operating earnings available to common shareholders (as defined above) by the number of weighted average diluted common shares outstanding for the period indicated. All references in these slides and in the presentations made at this conference to "operating earnings per share" for the years indicated in these slides and future years should be read as references to "operating earnings available to common shareholders per diluted common share."

Explanatory Note on Non-GAAP Financial Information (Continued) Operating return on common equity is calculated by dividing operating earnings available to common shareholders (as defined above) by average common equity for the period indicated, excluding accumulated other comprehensive income. For the historical periods presented, reconciliations of non-GAAP measures used in the presentations made at this conference to the most directly comparable GAAP measures are included in the Appendix to the presentation materials and are available on the Investor Relations portion of the Company's website (www.metlife.com). Additional information about MetLife's historical financial results is available in the Company's Quarterly Financial Supplements which may be accessed through the Investor Relations portion of the Company's website. The non-GAAP measures used in the presentations made at this conference should not be viewed as substitutes for the most directly comparable GAAP measures. In the presentations made at this conference, MetLife provides guidance on its future earnings, earnings per share and return on common equity on an operating, non-GAAP basis. A reconciliation of these measures to the most directly comparable GAAP measures is not accessible on a forward-looking basis because MetLife believes it is not possible to provide a reliable forecast of net investment gains and losses, which can fluctuate significantly from period to period and may have a significant impact on GAAP net income.

Reconciliation of Net Income Available to Common Shareholders to Operating Earnings Available to Common Shareholders & Normalized Operating Earnings * Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder obligation and amounts allocable to certain participating contracts. ** Adjustments related to normalized items include, but are not limited to, tax adjustments, reserve adjustments, premium recoverables and other liability write-offs.